Exhibit 99.1

Li-Cycle Announces Pricing of $15 Million Underwritten Public Offering

TORONTO, Ontario (January 15, 2025) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, today announced the pricing of its previously announced underwritten public offering in the United States (the “Offering”), with gross proceeds to the Company expected to be approximately $15 million, before deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company. The Offering is expected to close on or about January 16, 2025, subject to the satisfaction of customary closing conditions.

The Offering consists of 15,000,000 units (“Units”) (or pre-funded units (“Pre-Funded Units”) in lieu thereof). Each Unit (or Pre-Funded Unit) consists of: (i) one common share, without par value, of the Company (“Common Share”) (or one pre-funded warrant to purchase one Common Share (“Pre-Funded Warrant”), (ii) one Series A Warrant to purchase one Common Share (“Series A Warrant”), and (iii) one Series B Warrant to purchase one Common Share (“Series B Warrant” and, together with the Series A Warrant, the ”Warrants”).

Each Series A Warrant is exercisable at an exercise price of $1.00 per Common Share. Each Series B Warrant is exercisable at an exercise price of $1.00 per Common Share, subject to certain anti-dilution and share combination event protections. The Series A Warrants will be immediately exercisable and will expire on the eight-month anniversary of the initial date of issuance and the Series B Warrants will be immediately exercisable and will expire on the five-year anniversary of the initial date of issuance.

The public offering price per Unit is $1.00 (or $ 0.99999 for each Pre-Funded Unit, which is equal to the public offering price per Unit minus an exercise price of $0.00001 per Pre-Funded Warrant).

In connection with the Offering, the Company has granted Aegis Capital Corp. a 45-day option to purchase additional Common Shares, Series A Warrants and/or Series B Warrants representing up to 15% of the total Common Shares and up to 15% of the total Warrants sold in the Offering solely to cover over-allotments, if any.

Li-Cycle intends to use the net proceeds from this Offering for working capital and general corporate purposes.

Aegis Capital Corp. is acting as the sole book-running manager for the Offering on a firm commitment basis. Freshfields US LLP is acting as counsel to the Company. Sichenzia Ross Ference Carmel LLP is acting as counsel to Aegis Capital Corp.

The Offering is pursuant to an effective shelf registration statement on Form S-3 (File No. 333-278010) previously filed with the U.S. Securities and Exchange Commission (“SEC”) and declared effective by the SEC on March 29, 2024. A preliminary prospectus supplement and accompanying prospectus describing the terms of the Offering were filed with the SEC on January 15, 2025. The final prospectus supplement and accompanying prospectus relating to the Offering will be filed with the SEC and available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying prospectus relating to the Offering may be obtained, when available, by contacting Aegis Capital Corp., Attention: Syndicate Department, 1345 Avenue of the Americas, 27th floor, New York, NY 10105, by email at syndicate@aegiscap.com, or by telephone at +1 (212) 813-1010.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

Investor Relations & Media

Louie Diaz

Sheldon D’souza

Investor Relations: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “expect”, “should”, “plan”, “potential”, “future”, or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about: the expected closing of the Offering; and the Company’s intended use of proceeds.

These statements are based on various assumptions, whether or not identified in this press release, including but not limited to assumptions regarding Li-Cycle’s ability to satisfy the drawdown conditions and access funding under a loan facility with the U.S. Department of Energy (the “DOE Loan Facility”); the timing, scope and cost of Li-Cycle’s projects, including paused projects; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms or at all; the success of Li-Cycle’s cash preservation plan; the outcome of the go-forward strategy of Li-Cycle’s Rochester Hub; Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to fund the anticipated costs of, and realize the anticipated benefits from, its Spoke optimization plan; Li-Cycle’s inability to satisfy the drawdown conditions and access funding under the DOE Loan Facility; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s reliance on a limited number of commercial partners to generate revenue; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; and risks of litigation or regulatory proceedings that could materially and adversely impact Li-Cycle’s financial results. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Quarterly Reports on Form 10-Q, in each case filed with the SEC and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

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